EXHIBIT 23.1

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         As independent certified public accountants, we hereby consent to the incorporation by reference in the following registration statements of our report dated January 12, 2005 included in Onstream Media's Corporation's Form 10-KSB for the year ended September 30, 2004.


         * Registration statement on Form S-8, SEC file number 333-63822, as filed with the Securities and Exchange Commission on June 25, 2001,

         *        Registration statement on Form S-3, SEC file number 333-63792,
                  as  declared   effective  by  the   Securities   and  Exchange
                  Commission on July 2, 2001,

         * Registration statement on Form S-8, SEC file number 333-64588, as filed with the Securities and Exchange Commission on July 3, 2001,

         *        Registration statement on Form S-3, SEC file number 333-71308,
                  as  declared   effective  by  the   Securities   and  Exchange
                  Commission on November 14, 2001,

         *        Registration statement on Form S-3, SEC file number 333-89042,
                  as  declared   effective  by  the   Securities   and  Exchange
                  Commission on June 7, 2002,

         *        Registration statement on Form S-3, SEC file number 333-18819,
                  as  declared   effective  by  the   Securities   and  Exchange
                  Commission on July 30, 2002,

         *        Registration statement on Form S-3, SEC file number 333-92064,
                  as  declared   effective  by  the   Securities   and  Exchange
                  Commission on August 21, 2002,

         *        Registration   statement   on  Form  S-3,   SEC  file   number
                  333-104588, as declared effective by the Securities and Exchange Commission on May 2, 2003,

         *        Registration   statement   on  Form  S-3,   SEC  file   number
                  333-106516, as declared effective by the Securities and Exchange Commission on September 2, 2003, and

         *        Registration   statement   on  Form  S-3,   SEC  file   number
                  333-110142, as declared effective by the Securities and Exchange Commission on November 12, 2003.



/s/ GOLDSTEIN LEWIN & CO.

GOLDSTEIN LEWIN & CO.

Boca Raton, Florida,
January 12, 2005